AMENDMENT NO. 2 TO

EARLY ACCESS AGREEMENT

This Amendment to the Early Access Agreement (the “Agreement”) dated 20th May 2016, by and between Hemispherx Biopharna, Inc. (“HEMISPHERX”), and Impatients N.V. (“IMPATIENTS”), who are each a “Party” and together the “Parties” to the Agreement, is entered into as of 28 of June 2017 (the “Amendment No. 2 Effective Date”).

RECITALS

WHEREAS, HEMISPHERX and IMPATIENTS are Parties to the Agreement for HEMISPHERX’S Product, Ampligen (rintatolimod);

WHEREAS, the Agreement has been subsequently amended on 13 December 2016;

WHEREAS, the Parties wish to agree on additional support services to be rendered by IMPATIENTS to

HEMISPHERX with respect to an ongoing cost recovery program with Ampligen in the USA (“511-program”) and therefore enter into this Amendment;

NOW, THEREFORE, the Parties hereby agree as follows:

Definitions and References. Except as set forth herein, capitalized terms not otherwise defined or amended in the Amendment shall have the meaning ascribed to them in the Agreement. References to Articles or Sections are the same with all of their subparts as they appear in the Agreement.

1.	Services. IMPATIENTS will provide support services to HEMISPHERX with respect to execution of the 511-Program (“511-Services”).

2.	Term. The 511 Services shall be rendered for a period of 6 months to be renewed with additional 6 month periods with written mutual consent, or until termination of the 511-Program.

3.	Fee. The 511-Services shall be rendered free of charge by IMPATIENTS.

4.

Option Territory. Option Territory means expansion of the Territory to include the USA. The Option Territory will become part of the Territory upon inclusion of the first patient in a reimbursed ME/CSF early access program in the USA, once the early access program has been agreed between HEMISPERX and IMPATIENTS.

1

IN WITNESS WHEREOF, the respective Parties hereto have duly executed this Amendment as of the Amendment No. 2 Effective Date above. The persons executing this Amendment represent and warrant that they have the full power and authority to enter into this Amendment on behalf of the persons or entities for whom they are signing.

HEMISPHERX BIOPHARMA, INC.
a Delaware corporation

By:	/s/ Ronald Brus, MD
Title:	CEO

IMPATIENTS N.V.
a Dutch limited liability company

By:	/s/ Thomas K. Equals
Title:	Chairman and CEO

2